EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Appiphany Technologies Holdings Corp. (the “Company”) on Form 10-Q for the period ended July 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Cox, Principal Executive Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2020	/s/ Scott Cox
Scott Cox, Chief Executive Officer Appiphany Technologies Holdings Corp.